Exhibit 99.1

We Build Advanced, Affordable and Accessible Surgical Robotic Solutions SS Innovations International, Inc. Company Presentation June 2026 Nasdaq: SSII

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 2 No Offering of Securities No offer is made by this Company Presentation (this "Presentation") to invest in SS Innovations International, Inc. (the "Company") or to purchase any of its securities. Any offer to make such an investment or purchase and such investment or purchase will be made only pursuant to definitive offering documentation furnished by the Company. Forward-Looking Statements This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward-looking statements. Examples of forward-looking statements include statements regarding the benefits, uses and safety of our products, projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services. In some cases, you can identify forward-looking statements by the use of terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential" and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Actual events or results may differ materially. We undertake no obligation to update any of the forward-looking statements after the date of this Presentation to conform them to actual results. Please refer to the risk factors described in the "Risk Factors" section and other sections included in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. Statistical and Other Industry and Market Data This Presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. All of the market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reasonable, and management is responsible for the accuracy of such assumptions and data, no independent source has verified such assumptions. Disclaimers

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 3 Our Vision To continuously improve and deploy our technologically- advanced, cost-effective surgical robotic systems, while maintaining affordability and accessibility for the benefit of a larger segment of patients globally

Snapshot of SS Innovations

- We develop innovative, **differentiated surgical robotic technologies,** highlighted by our:
    - Proprietary **surgical robotic system,** the **SSi Mantra 3**;
    - **Comprehensive suite of surgical instruments**, which support a variety of surgical procedures, including **robotic cardiac surgery**;
    - AI- and XR-driven **imaging, training and simulation platform**; and
    - Pioneering **telesurgery** capabilities.
- We are backed by a team of leading **surgical robotics experts** and seasoned medical technology executives.
- We are a rapidly growing American company with Indian roots, **expanding globally** and preparing for a potential strategic entry into **Europe** and the **United States**.
- Including the Company's strong foundational market of India, the SSi Mantra installed base currently spans **12** countries.

11,270
Multi-Specialty Surgeries

210
SSI Mantra Systems Installed

9
Surgical Specialities

186
Hospitals

174
Validated Surgical Procedures

171
Telesurgeries

587
Robotic Cardiac Surgeries

2022
Year of Commercialization

0
# of Significant Safety Events Reported



Note: Data as of May 31, 2026

SSii © 2026 SS INNOVATIONS INTERNATIONAL, INC.
4

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 5 Snapshot of SS Innovations (Continued) Headquarters Gurugram, India Company Domicile Florida, USA Employees (May 11, 2026) 523 Year Merged with Avra Medical 2023 Year Uplisted to Nasdaq 2025 Ticker SSII Exchange Nasdaq-CM Shares Out (June 2, 2026) 200.1 mm Recent Price (June 2, 2026) $4.01 Market Cap (June 2, 2026) $0.8 bn Insider Ownership (June 2, 2026) ~74% 4,869 2,686 1,969 631 587 287 125 105 11 General Surgery Urology Gynecology Colorectal Cardiac Gastrointestinal Head & Neck Thoracic Breast and Plastic 11,270 Total Surgeries to Date1 1. Data as of May 31, 2026; 173 of these procedures were pediatric surgeries 78 194 As of 3/31/25 As of 3/31/26 Systems Installed (cumulative data) 5.9 20.6 42.5 5.1 11.1 2023 2024 2025 Q1'25 Q1'26 Revenue ($ millions) +149% +169% CAGR +106%

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 6 • Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology • Large and Growing Total Addressable Market with Favorable Industry Tailwinds • Advanced, Cost-Efficient Surgical Robotics Platform – Clinically and Commercially Differentiated • Established Presence in India with Global Expansion Underway • Strong Sales Growth with an Increasing Mix of Recurring Consumables Revenue and Expanding Margins • Strategy to Deliver Long-Term, Sustainable Growth 1 2 3 4 5 Investment Highlights 6

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 7 Sudhir Srivastava, MD, Founder, Chairman & CEO • Robotic cardiac surgeon with 40+ years of experience • Pioneered many of the world's first robotic cardiac procedures • Performed numerous robotic cardiac surgeries and trained surgical teams worldwide • University of British Columbia, University of Chicago, Alliance Hospital • Owns 114,468,548 shares, or 58.8% of SSII shares outstanding1 Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology 1. As of 5/20/2026 Frederic Moll, MD, Vice-Chairman • Former Chief Development Officer, J&J Medical Devices • Founder, Intuitive Surgical, Hansen Medical, Auris Health • Co-Founder & Partner, Sonder Capital Management • Board Member, PROCEPT BioRobotics, Neptune Medical, Moon Surgical • Former Board Member, Shockwave Medical, Restoration Robotics, Intersect ENT • Owns 20,836,298 shares, or 10.4% of SSII shares outstanding1 Vishwajyoti Srivastava, MD, Chief Executive Officer, APAC & Board Member • Led the development of the OMNI 3D Medical Visualization system • Serves as the President of OMNI 3D HD to advance existing technological platform for availability in the global surgical and endoscopic marketplace • Previously served as the VP of Marketing and Technology at the International Centre for Robotic Surgery in New Delhi • Columbia University, Saint James School of Medicine Barry Cohen, COO – Americas & Board Member • Co-Founder, CEO and Director, Avra Medical Robotics • Former Director and President, Synalloy Corp. • Former Chairman of the Board, Wolverine Technologies Dr. Mylswamy Annadurai, Board Member • Former Director, Indian Space Research Organization Somashekhar SP, MD, Board Member • Robotic Surgeon • Global Director, Aster International Institute of Oncology Tim Paul Adams, Board Member • Regional Operating Officer, Ascension • Former Regional CEO, Tenet Healthcare • Chairman, Tennessee Hospital Association

Large and Growing Addressable Market with Favorable Industry Tailwinds

Accelerated Global Adoption of Robotic Surgery

Global Surgical Robotics Market (in USD billions)[1]



12.0
13.7
27.1
+14.7% CAGR
2024
2025
2030

Key Market Trends

Technology	Innovation and enhanced capabilities make next-generation systems versatile across a broad spectrum of surgeries
Demographics	Aging global population driving increased need for surgical interventions
Disease Burden	Growing incidence of chronic and lifestyle diseases
Workforce Challenges	Helps address increasing shortage of trained healthcare workers, by reducing labor intensity across each care episode
Economics	Improved economics for providers and payers
Patient Benefits	Reduced patient trauma, shorter recovery times, and enhanced patient outcomes
Surgeon Benefits	Ergonomic systems reduce staff fatigue and enhanced training pathways across varying skill levels improves adoption
Hospital Benefits	Improved resource utilization, increased revenue, reduced cost with lower complication rates and shorter lengths of stay

SSII aims to accelerate access to surgical robotics in underserved regions of the world

SSii © 2026 SS INNOVATIONS INTERNATIONAL, INC.

1. Sourced from December 2025 Markets and Markets Surgical Robots Market Report

8

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 9 Benefits of Robotic Surgery In the 20 Years Since Launch of Robotic Surgery, Access Remains Limited Key Challenges of Existing Systems High cost of acquisition and implementation Unattractive economics for hospitals with lower volumes Absence of trained personnel Lack of versatility and adaptability of systems and limited systems with multi- specialty capabilities Greater Precision Minimal Blood Loss Faster Recovery 10x Magnified 3D vision Less Pain and Discomfort Reduced Surgeon Fatigue Smaller Incisions on Patients Reduced Risk of Infection Large and Growing Addressable Market with Favorable Industry Tailwinds Access to Robotic Surgery Remains Limited Installed base largely limited to the US, EU and Japan Only 5% of installed systems are "available" to ~7 billion people outside the US, EU and Japan Less than 1% of surgical procedures worldwide each year are performed robotically1 1. Estimate sourced from secondary market research

Large and Growing Addressable Market with Favorable Industry Tailwinds

Unmet Needs and Market Opportunity Support Our Foundational Market in India

~1.4 Billion
Population

~**70,000**
Hospitals

1.5 Hospital Beds per 1,000 people (compared to the recommended 3)[1]

Estimated need of **5,000** surgeries per year per 100,000 people[2]

950 robotic-assisted trained surgeons and **>180** da Vinci robotic-assisted surgical systems installed across major private and government hospitals[3]

>100,000 da Vinci procedures performed[6]

Global surgical robotics market is expected to reach **$27.1 billion** USD by 2030[5]

11,270[4]
Robot Assisted Surgeries performed in India on the SSi Mantra

194[4]
Surgical Robotic Systems are SSi Mantra

Estimated 2,100+[4]
Robotic Surgeons trained on the SSi Mantra

1. Sourced from 2020 BIS Global Surgical Robotics Market Report
2. Sourced from 2023 Lancet Regional Health Southeast Asia
3. Sourced from Intuitive Surgical: 'About India'. Accessed January 2026
4. Data as of May 31, 2026
5. Sourced from December 2025 Markets and Markets Surgical Robots Market Report
6. Sourced from Intuitive Surgical: 'Statement on daVinci X.' Accessed January 2026

SSii © 2026 SS INNOVATIONS INTERNATIONAL, INC.

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Advanced, Cost-Efficient Surgical Robotics Platform

SSi Mantra 3



3
2
4
1

3 Vision Cart

3D 4K resolution monitor, identical to the surgeon's console, for OR staff. Also houses the control system for the articulating endoscope and camera and pre-operative guidance software

2 Patient-Side Robotic Arm Carts

Modular robotic arms mounted on individual carts with the option of using 3, 4 or 5 robotic arm configurations

1 Surgical Command Center

Ergonomic open-faced console comprised of a pair of passive 3D glasses, a 3D 4k resolution monitor and a 2D touch monitor for system controls

4 Instrument and Accessories

Comprehensive suite of stapling, energy and core instrumentation for the surgical system under the brand name SSi Mudra

SSii © 2026 SS INNOVATIONS INTERNATIONAL, INC.

11

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 12 Advanced, Cost-Efficient Surgical Robotics Platform SSi Mantra 3 – Surgical Command Center Ergonomic Open-Faced Console Large 3D 4K Monitor Large 2D Touch Monitor for System Controls and DICOM access Lightweight Magnetic Hand Controls Design Head Tracking Safety Feature Digital Ergonomics Control Tele Surgery and Tele Proctoring Enabled

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 13 Advanced, Cost-Efficient Surgical Robotics Platform SSi Mantra 3 – Patient Side Robotic Arm Carts Modular Robotic Carts Freedom of Patient Docking 3/4/5 Patient Cart Connectivity Absolute Stability Parking Locks Smaller Individual Cart Footprint Advanced Touch Screen Controls

Advanced, Cost-Efficient Surgical Robotics Platform

SSi Mudra – Multi Specialty Robotic Instruments

40+[1]
Types of Instruments

7 Degrees of Freedom Articulating Robotic Instruments

10 Use
Life Cycle per Instrument

20+[1]
Cardiac Specialty Instruments
Only company in the world **actively advocating** for robotic cardiac surgery
Untapped market potential in **automated coronary artery bypass surgery**
400+ complex robotic cardiac surgeries performed with the SSi Mantra

Novel Instrument:
Automated Coronary Anastomotic Connector[1]



Novel Instrument:
Multi-Fire Clip Applier[2]



Advanced Instruments:
Selicut Harmonic



Advanced Instruments:
ExpertSeal Vessel Sealer



Advanced Instruments:
Anastoflex Stapler




Cardiac Stabilizer
Valve Retractor - Short
Black Diamond Forceps
Small Bipolar Forceps
Valve Retractor - Long
Debakey Froceps
Cautery Hook
Cautery Spatula
Micro Scalpel
Fine Tip Scissors
Long Tip Forceps
Round Tip Scissors
Cadiere Forceps
Small Titanium Clip Applier
Resano Forceps

On January 6, 2026, the Company announced the development of **five new 5-millimeter surgical robotic instruments** for clinical use across multiple specialties, including **pediatric**, **cardiac**, and **head and neck** surgery, among other procedures involving smaller anatomical structures.



© 2026 SS INNOVATIONS INTERNATIONAL, INC.

1. Includes instruments under development.
2. Under development.

14

Advanced, Cost-Efficient Surgical Robotics Platform

SSi Maya – Enhancing Surgical Capabilities with Mixed Reality and AI Enabled Technologies

SSI MAYA

SSi Guru

XR Tele Proctoring System

- Mixed Reality Headset
- Portable 3D Surgery Viewer
- Interactive Virtual Screens
- CDSCO Approved
- Virtual Tele Illustration Feature
- Proctored over 1,200 miles under 400 ms latency

AR Smart Glasses[1]

3D Visualization System

- 3D HD 1080p vision
- Variable IPD adjustments
- Direct from endoscope video signal processing
- IMU based head tracking

Cognitive Skill Simulator[1]

A different approach to train surgeons

- Overlaid instruments tracking
- Guided procedure steps
- Trains cognition and muscle memory
- Enhancing motor skills through repetition
- Console and VR based learning system






Fasciotomy in Progress

Mixed reality-powered and AI-enabled technologies for better training, visualization, and simulation for the entire surgical team.

1. In development

SSii
© 2026 SS INNOVATIONS INTERNATIONAL, INC.
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Advanced, Cost-Efficient Surgical Robotics Platform

Pioneering Telesurgery Capabilities and Mobile Robotic Telesurgery Unit

SSI MANTRA








SSinnovations
Improving Lives Through Innovation and Care

171 telesurgeries have been completed with the SSi Mantra surgical robotic system[2]

Date	From	Distance	To
Mar 2025	SSII HQ Gurugram, India	1,245 miles	Aster CMI Hospital Bengaluru, India
Jul 2025	IRCAD HQ Strasbourg, France	4,000+ miles	Sri Aurobindo IMS Indore, India
Apr 2025	Perth, Australia	6,250+ miles[3]	Sri Aurobindo IMS Indore, India
May 2026	Georgetown, Guyana	12,500+ miles[3]	IRCAD Indore, India

World's Longest-Distance Robotic Telesurgery

First system approved for telesurgery in India.[1] We enhance remote surgical access and empower underserved communities through telesurgery, surgical education, mentoring, and real-time data insights.

March 2026 – SSi Mantra approved for telesurgery in **Indonesia** and the **Philippines**

SSii © 2026 SS INNOVATIONS INTERNATIONAL, INC.

1. CDSCO approval (India)
2. As of 5/31/26
3. Communication line distance

16

Advanced, Cost-Efficient Surgical Robotics Platform

The SSi MantrAsana Tele-Surgeon Console Facilitates Telesurgery from "Anywhere"



SSi MantrAsana Tele-Surgeon Console
Compact Self-Contained Chair
Inbuilt Electronics
Magnetic Sensor-Based Controls
Lightweight Glasses
Magnified Three-Dimensional View

Enables Portability

Requires Less Space

Facilitates Telesurgery from Physician's Offices and other Locations with Limited Working Space

© 2026 SS INNOVATIONS INTERNATIONAL, INC.

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© 2026 SS INNOVATIONS INTERNATIONAL, INC. 18 Established Presence in India with Global Expansion Underway World-Class R&D and Manufacturing Facilities to Support Growth and Cost Efficiency R&D, Manufacturing, Assembly, and Operations in Gurgaon, Delhi National Capital Region (India) Proximity to New Delhi International airport with excellent connectivity with all parts of the world ~91,000 sq ft space spread over three floors as of May 31, 2026 20 Systems per month Current Production Capacity Manpower of 523 as of May 11, 2026 Plan to expand manufacturing to match growth 91,000 sq ft FACILITY

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 19 78 194 As of 3/31/25 As of 3/31/26 Cumulative Installed Base 3,568 9,744 As of 3/31/25 As of 3/31/26 Completed Procedures Installed base Overview of Installed Base +149% +173% Academic center Established Presence in India with Global Expansion Underway SSi Mantra 3 Is Demonstrating Rapid Adoption Across Various Geographies 210 as of May 31, 2026 11,270 as of May 31, 2026

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 20 EU CE Anticipated Q4 '26 Guyana 2026 US FDA Anticipated Q4 '26 / Q1 '27 Established Presence in India with Global Expansion Underway Global Expansion - Regulatory Approvals India CDSCO 2023 Colombia 2025 Indonesia 2024 Guatemala 2023 In 2025, SS Innovations generated approximately 87% of its revenue from India. We expect the percentage of total revenue coming from the rest of the world to significantly expand over time. Oman 2025 Kenya 2026 Australia, Brunei, Laos, Morrocco, Thailand, Vietnam Anticipated 2026 Philippines 2025 Ukraine 2025 Iraq 2025 UAE 2025 Ecuador 2024 Sri Lanka 2026 Nepal 2026 Chile, Nigeria, Mauritius Approval Not Required

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 21 Route of conformity to Notified body Certification EN ISO 13485 Completed Stage 1 Audit Desktop Q4 2025 Technical File Review Q2 2026 CE Marking Q4 2026 2 Initial Review- Application and Technical File March 2025 Notified body – SZUTEST, Germany Current Stage Stage 2 Audit On Site Q1 2026 EU CE Mark 1. Human factor validation in the US 2. Dependent on the outcome of the review process Established Presence in India with Global Expansion Underway Estimated Regulatory Timelines FDA Q Sub Regulatory Strategy Feedback, Biocompatibility, Reprocessing 2024 510(k) Technical dossier preparation1 510(k) Submitted for Multi-Specialty Indications Q4 2025 FDA Review / Market Clearance Q4 2026 / Q1 2027 2 Current Stage US FDA File Under Review Q2 2026

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 22 85% 15% $42.5 mm Revenue 2025 Strong Sales Growth with an Increasing Mix of Recurring Consumables Revenue and Expanding Margins $5.9 $20.6 $42.5 2023 2024 2025 Revenue ($ millions) +251% Gross Margin (%) 12.35% 40.93% 46.00% 2023 2024 2025 +2,858 bps +507 bps Revenue Mix (%) Systems Capital Sales Recurring 1 +106% 1. Recurring revenue defined as systems on rental / lease, instruments and consumables sales and maintenance service fees

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 23 15 26 Q1'25 Q1'26 SSi Mantra Installations (# of systems) First Quarter 2026 – Robust Growth in Revenue and SSi Mantra Installations and Procedures $5.1 $11.1 Q1'25 Q1'26 Revenue ($ millions) +117% +73% 787 1,859 Q1'25 Q1'26 SSi Mantra Procedures (# of surgeries) +136%

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 24 Growth Strategy Continuously Improve and Innovate Our Top-Tier Robotics Platform through New Product Development and Enhanced Technology. Maintain Stronghold in India, Grow in Select Underserved Countries with Low Penetration and Cost Barriers, and Pursue Established Markets. In the United States, after FDA approval Focus on ASCs and Smaller Hospitals while Leveraging the SSi Mantra's Differentiated Cardiac Surgery Capabilities. Focus on Large Multi-Specialty Hospitals • Secure Initial Placements • Expand # of Physicians using Mantra 3 • Increase System Utilization at Each Hospital • Place Additional Systems at Each Hospital (Go Deeper) Target Leading Surgeons and Thought Leaders to Raise Awareness and Encourage Widespread Adoption • Indian Medical Advisory Board • International Advisory Board • Medical Conferences • Robotic Surgery Training Programs • Strategic Partners (e.g., Johns Hopkins) Platform Value • Advanced Technology • Lower Cost • Ease of Training • Improved Patient Outcomes • Differentiated Features (e.g., Cardiac)

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 25 Appendix

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 26 FY 2023 – FY 2025 Financial Summary SS Innovations Twelve Months Ended Three Months Ended Statement of Operations (in USD) Dec. 31, 2023 Dec. 31, 2024 Dec. 31, 2025 March 31, 2025 March 31, 2026 Revenue 5,875,314 20,649,528 42,484,747 5,120,610 11,101,366 Gross Profit 725,528 8,452,366 19,544,255 1,087,208 5,327,221 Gross margin 12.3% 40.9% 46.0% 21.2% 48.0% Operating (loss) income (20,273,984) (18,975,962) (8,194,034) (5,921,853) (3,638,757) Net (loss) income (20,878,292) (19,151,197) (8,160,947) (5,681,353) (3,582,571) Diluted EPS $(0.14) $(0.11) $(0.06) $(0.03) $(0.02) Diluted shares 152,069,825 181,203,673 198,699,461 188,599,859 205,309,556 Balance Sheet (in USD) March 31, 2026 Cash1 23,611,050 Current assets 66,261,517 Total assets 90,546,889 Current liabilities 26,045,003 Long term debt - Total stockholders' equity 54,523,413 1. Includes restricted cash of $7,631,336

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 27 Summary of SSi Mantra Installations 3 15 47 103 2022 2023 2024 2025 3 18 65 168 2022 2023 2024 2025 Year # Growth 2022 3 - 2023 15 400% 2024 47 213% 2025 103 119% Year # Growth 2022 3 - 2023 18 500% 2024 65 261% 2025 168 158% Annual Installations Cumulative Installations1 1At end of period Year # Growth Q1'24 9 - Q2'24 10 - Q3'24 6 - Q4'24 22 - Q1'25 15 67% Q2'25 23 130% Q3'25 27 350% Q4'25 38 73% Q1'26 26 73% Quarterly Installations 9 10 6 22 15 23 27 38 26 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Note: all growth % figures are year over year comparisons

© 2026 SS INNOVATIONS INTERNATIONAL, INC. 28 www.ssinnovations.com investors@ssinnovations.org Investor Contact: Kalle Ahl, CFA (303) 953-9878 kahl@theequitygroup.com